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                                                                    Exhibit 23.0

                         Consent of Radics & Co., LLC



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference into the Registration Statement on Form S-8 of West Essex Bancorp, Inc. (the "Company") of our report dated February 5, 1999, in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.



                                          /s/ Radics & Co., LLC
                                         --------------------------
                                         Radics & Co., LLC



March 29, 1999
Pine Brook, New Jersey